SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                        Pursuant  to  Section  13  or  15(d)
                     of  the  Securities  Exchange  Act  of  1934


       Date  of  Report  (Date  of  earliest  event  reported) February 12, 2002
                                                               -----------------

                                VHS  NETWORK,  INC.
                -----------------------------------------------
              Exact  name  of  registrant  as  specified  in  its  charter)

  Florida                          000-29827                   22-3440510
  -----------------------------------------------------------------------------
   (State  or  other               (Commission                (IRS  Employer
   jurisdiction  of                File  Number)            Identification  No.)
   Formation)


    5170  DIXIE  ROAD  MISSISSAUGA,  ONTARIO,  CANADA             L4W  1E3
    ---------------------------------------------------------------------
    (Address  of  principal  executive  offices)                (Zip  Code)



        Registrant's  telephone  number,  including  area  code  (905)  238-9398
                                                                 --------------



               ___________________________________________________________
          (Former  name  or  former  address,  if  changes  since  last  report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
          -------------------------------------------------

     On February 12, 2002, PMB & Company, LLP ("PMB") was dismissed as the independent accountant for the Company. The reports of PMB on the Company's financial statements within the two most recent fiscal years or any subsequent interim period, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The  Company's  Board  of  Directors  approved  the  dismissal  of  PMB.

     During the two most recent fiscal years and any subsequent interim period preceding PMB's dismissal, there were no disagreement(s) with PMB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PMB, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     No "reportable events" (as defined in Item 304 (a) (1) (iv) of Regulation S-B) occurred during the Company's two most recent fiscal years and any subsequent interim period, preceding the accounting firm of PMB's dismissal.

     The Company has requested that PMB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PMB agrees with the above statements. A copy of such letter shall be filed as an exhibit to a Form 8K-A.

     The Company engaged Gary R. Brown, Chartered Accountants ("Brown"), as its new independent accountants as of February 18, 2002. Prior to such date, the Company did not consult with Brown regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by Brown on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-B and its related instructions) or a reportable event (as described in Item 304(a) (1)(iv) of Regulation S-B).

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                        VHS  NETWORK  INC.

                                  By:  /s/  Elwin  D.  Cathcart

                                       Elwin  D.  Cathcart,  CEO






Dated:  February  27,  2002





















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